RMB INVESTORS TRUST

RMB Mendon Financial Services Fund (the “Fund”)
RMBKX (Class A)
RMBNX (Class C)
RMBLX (Class I)

Supplement Dated January 9, 2023 to the Summary Prospectus dated May 1, 2022

The information below replaces similar disclosure in the section of the Summary Prospectus titled: “Adviser—Portfolio Managers”
Portfolio Managers
Anton Schutz and Dan Goldfarb are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Schutz is President and Senior Portfolio Manager of Mendon, and has served as portfolio manager of the Fund since its inception in 1999. Mr. Goldfarb is a Portfolio Manager of Mendon and has served as a portfolio manager of the Fund since May 2022.

Please retain this supplement with your Summary Prospectus for future reference.